UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 9, 2018
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SINCLAIR BROADCAST GROUP, INC.

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2018, Sinclair Broadcast Group, Inc. (the “Company”) announced via press release the Company’s financial results for the first quarter ended March 31, 2018.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  The information contained herein and the attached exhibit are furnished under this Item 2.02 of Form 8-K and are furnished to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit related to Item 2.02 shall be deemed to be furnished and not filed.

Exhibit 99.1 Sinclair Press Release (dated May 9, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer / Corporate Controller
Dated: May 9, 2018